Semper MBS Total Return Fund
Class A	SEMOX
Institutional Class	SEMMX
Investor Class	SEMPX

Semper Short Duration Fund
Institutional Class	SEMIX
Investor Class	SEMRX
(Each a “Fund,” together the “Funds”)
Supplement dated December 9, 2022 to the Prospectus and
Statement of Additional Information (“SAI”), each dated March 30, 2022

At a meeting held December 8, 2022, the Board of Trustees (the “Board”) of Advisors Series Trust (the “Trust”) approved, and recommended approval by a vote of each Fund’s shareholders, an investment sub-advisory agreement between Semper Capital Management, L.P. and Medalist Partners LP, on behalf of each Fund. The Board also approved, and recommended approval by a vote of each Fund’s shareholders, for the Funds to operate under a “manager of managers” arrangement, which would allow greater flexibility with respect to changing sub-advisory arrangements.

Semper Capital Management, L.P. (the “Adviser”), which serves as the investment adviser to the Funds, has determined that it would benefit each Fund and its shareholders if Medalist Partners LP (“Medalist”) were to serve as a sub-adviser to each of the Funds. In its role as sub-adviser, Medalist will provide the existing portfolio manager with additional investment research support. This additional support will enable the portfolio manager to leverage the investment analysis of securities in certain sectors in which the Funds invest. The existing portfolio manager will remain responsible for oversight of Medalist and for day-to-day management of the assets in each Fund and will retain final decision making authority with respect to selection of Fund portfolio holdings.

In the coming weeks, each Fund’s shareholders of record will receive a proxy statement soliciting their vote with respect to the proposed sub-advisory agreement and proposed “manager of manager” arrangement. A Special Meeting of the Funds’ shareholders is scheduled to be held in February 2023. A more complete description of the proposals, as well as information regarding the factors the Board considered in approving the proposals will be provided in the proxy statement. When you receive your proxy statement, please review it and cast your vote so the Funds may avoid any future solicitations. Your vote is important to the Funds.

Please retain this supplement with your Prospectus and SAI.